Convertible Loans	12 Months Ended
Oct. 31, 2025
Convertible Loans [Abstract]
Convertible loans
8.	Convertible loans

On September 17, 2025, the Company entered into a share purchase agreement (“SPA”) with two third parties (the “CLA Investors”). Pursuant to the SPAs, the Company shall issue and sell to the CLA Investors, from time to time as provided therein promissory notes, in the aggregate principal amount of $2.5 million, for an aggregate purchase price of $2.25 million (90% of the subscription amount) (“Promissory Notes”).

On September 17 and 18, 2025, the Company issued the CLA Investors the first Promissory Note with the aggregate principal amount $555,556 for a purchase price of $500,000 (“First Initial Promissory Notes”).

Subject to the conditions in the SPAs, on the date on which the registration statement registering the shares issuable to the CLA Investors upon conversion of the Promissory Note is declared effective by the SEC, the Company shall issue and sell to the CLA Investors additional promissory notes (the “Second Initial Promissory Notes”), in the aggregate principal amount of $1.94 million, for a purchase price of $1.75 million.

On October 9 and 10, 2025, the Company issued the CLA Investors the second Promissory Note with the aggregate principal amount $1.94 million for a purchase price of $1.75 million (“Second Initial Closing”).

Commencing on the date that is three months after the Second Initial Closing, the Company may request, at its sole discretion, that the CLA Investors purchase additional Promissory Notes in the aggregate principal amount of $2.5 million for a purchase price of $2.25 million during each subsequent three month period such that the aggregate principal amount of such additional Promissory Notes is $7.5 million for a purchase price of $6.75 million. The Promissory Notes are to be repaid in ten equal monthly payments, commencing on the eighteenth month anniversary of the issuance date thereof, unless repaid earlier (partially or in full) at our option or if extended at the option of the CLA Investors. The principal amount under the Promissory Notes bears an annual interest rate of 4% (which will increase to 14% upon an event of default, as defined in the Promissory Note). The outstanding amount due under the Promissory Note is convertible (partially or in full) into common shares, at the option of the CLA Investors at any time after the Issuance Date, at a conversion price equal to the lower of (i) the Fixed Price or (ii) the Variable Price, provided that the Variable Price may not be lower than the Floor Price. Any additional Promissory Notes will be issued on the same terms.

On October 30 and 31, 2025, the CLA Investors converted $699,130 and received 21,375 common shares. See Notes 8 and 9(c)(iii). See also note 20(b).

Finance expense on the First and Second Initial Promissory Notes during the year ended October 31, 2025 amounted to $209,196.

Management has elected to designate the instrument at fair value through profit or loss under IFRS 9.4.3.5 at initial recognition for the Company’s promissory notes and therefore, the Company measures the entire hybrid contract (host + variable conversion feature) at Fair Value Through Profit or Loss (FVTPL). No embedded derivative is separated under IFRS 9 and no amortized-cost accounting or effective interest method applies. The Company records the carrying amount as fair value of the instrument under IFRS 13 and fair value is based on the fair value of the shares that the noteholder would receive if conversion occurred on the reporting date, adjusted for credit risk, non-performance risk, and contractual settlement terms.

The fair value of the promissory notes was $1,760,066 as of October 31, 2025.

Convertible loans

Balance, October 31, 2024	$-
Proceeds received from issuance of convertible loans	2,250,000
Finance expenses	209,196
Issuance of shares upon conversion of convertible loans	(699,130)
Balance, October 31, 2025	$1,760,066